

SilverBow
RESOURCES®

SilverBow Resources Corporate Presentation

May 2019

Forward-Looking Statements

SBOW LISTED NYSE

THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: oil and natural gas price levels and volatility, our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; and other factors discussed in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at www.sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 at strip pricing as of March 29, 2019 for year end 12/31/18 reserves. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure.

Company Overview

SBOW
LISTED
NYSE

NYSE Symbol	SBOW
Market Cap[(1)]	$208 million
Enterprise Value[(1)]	$638 million
12/31/18 PV-10 Value[(2)]	$889 million
Production 1Q19[(3)]	215 MMcfe/d
Production Mix[(4)]	82% Gas
Proved Reserves[(2)]	1,345 Bcfe
% Proved Developed	40%
R/P (years)[(5)]	17
Net Acreage YE18	100,161



La Salle
Mc Mullen
Live Oak
Webb

Eagle Ford Pure Play:

- Leader in Eagle Ford gas play
- Premium Gulf Coast markets
- Strong production and EBITDA growth
- Focus on margins and returns
- Balance sheet provides financial and operational flexibility
- Veteran management team with substantial experience in the play

Value and growth investment opportunity

Note: Well results presented are not necessarily predictive of the production we will achieve for each well we complete in this formation. See Note Regarding Potential Reserves

(1) Market capitalization value as of 5/1/19; EV = Market Cap of $208 million (11.743 million shares outstanding @ $17.73/sh) plus $430 million of net debt as of 3/31/19

(2) PV-10 based on SEC reserves as of 12/31/18 using 3/31/19 strip pricing

(3) Daily average production presented on a three stream basis

(4) Represents reported production mix for 1Q19

(5) Proved reserves based on 12/31/18 divided by 1Q19 production

Key Objectives 2019

SBOW
LISTED
NYSE

Free Cash Flow Generation	▪ Free cash flow generation while realizing double-digit production and EBITDA growth • Target free cash flow positive in 2H19 • Target production growth of 25% based on mid-point of 2019 guidance ▪ Further expansion of EBITDA margin with disciplined approach to growing production
Corporate Efficiency	▪ Maintain focus on repeatable results and continual per-unit cost reductions • All-in cash operating expenses of < $1.00/Mcfe ▪ Drive D&C costs lower • Optimize completions and production techniques • Reduce cycle times
Portfolio Expansion	▪ Continue low-cost drilling on core Eagle Ford acreage to sustain cash flow ▪ Significantly increase oil and liquids production as a percentage of overall portfolio ▪ Evaluate opportunities of various size, commodity mix and footprint within the Eagle Ford ▪ Opportunistically acquire or lease additional acreage at attractive full cycle economics
Balance Sheet Strength	▪ Target Total Debt / Adj. EBITDA ratio of < 2.25x ▪ ~$180 million of liquidity as of 3/31/19 ▪ No near-term maturities; fully-funded capital program of $250-$260 million ▪ Active hedging program to withstand down cycles in prices

With a strong balance sheet and on-going cost initiatives, SilverBow's key differentiator is its ability to reach free cash flow positive while still producing meaningful growth

SilverBow Then and Now

SBOW
LISTED
NYSE



$35
$32
$29
$26
$23
$20
SBOW Stock Price
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
HHUB Gas Price ($/Mcf)
Jan-17
Mar-17
May-17
Jul-17
Oct-17
Dec-17
Feb-18
May-18
Jul-18
Sep-18
Dec-18
Feb-19

	Metric	Then (1Q17)		Now (1Q19)	Change
Scale	Daily Production (MMcfe/d)	136		215	58%
	Acreage	65,000		100,161 [1]	54%
	Inventory	487	Significantly increased scale nearly doubling every metric	666 [2]	37%
	Proved Reserves (Bcfe)	744		1,345	81%
	PV-10 ($MM)	$442		$889	101%
	Last Quarter Adjusted EBITDA ($MM)	$21		$54	156%
Efficiency	LOE ($/Mcfe)	$0.47		$0.27	(43%)
	Cash G&A ($/Mcfe)	$0.68	Streamlined costs with total costs ($/Mcfe) sliced in half	$0.24	(65%)
	T&P ($/Mcfe)	$0.36		$0.33	(8%)
Leverage	Net Debt / EBITDA	2.0x	Maintained leverage levels while increasing liquidity	2.3x	16%
	Liquidity ($MM)	$78		$180	130%
Price	WTI Spot Price	$51.69 [3]	All during a challenging commodity price environment	$54.66 [3]	6%
	HH Spot Price	$3.02 [3]		$2.93 [3]	(3%)

The actions taken to improve SBOW are not reflected in stock performance

Source: FactSet

(1) As of 12/31/18

(2) Gross locations are operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective

(3) Average prices for the quarter

Building Value Across the Organization

Production(1)


(MMcfe/d)
300
250
200
150
100
50
0
24% CAGR
122
143
183
225
239
2016
2017
2018
2019E
Actuals
Low Guidance
High Guidance

Reserves and PV-10(2)


(Bcfe)
1,500
1,250
1,000
750
500
250
0
81% Reserves Growth
744
$442
1,024
$805
1,345
$1,128
$1,500
$1,250
$1,000
$750
$500
$250
$0
2016
2017
2018
Reserves
PV-10

Inventory(3)


(Acres)
(Locations)
120,000
100,000
80,000
60,000
40,000
20,000
0
~65,000
487
~101,000
712
~101,000
677
1,000
750
500
250
0
2016
2017
2018
Net Acres
Drilling Locations

Operating Costs


($/Mcfe)
$2.00
$1.50
$1.00
$0.50
$0.00
41% Decline
$1.76
$0.49
$0.19
$0.34
$0.73
$1.29
$0.41
$0.15
$0.34
$0.39
$1.03
$0.25
$0.17
$0.35
$0.26
2016
2017
2018
LOE
T&P
Production Taxes
Cash G&A

Strong track record of growth and cost optimization

(1) Excludes noncore properties sold in 2017 and AWP Olmos divestiture in 1Q18
(2) Reserves and PV-10 as of 12/31/18 using SEC pricing
(3) As of 12/31/18; gross locations are operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective

SBOW
LISTED
NYSE

Executing on Strategy

Revenue



($MM)
($/Mcfe)
$100
$80
$60
$40
$20
$0
$5.00
$4.00
$3.00
$2.00
$1.00
-
$3.48
$3.42
$3.60
$3.65
$3.53
$3.68
$4.23
$3.72
$42
$49
$59
$53
$51
$65
$88
$72
1Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
Revenue
$/Mcfe

LOE



($MM)
($/Mcfe)
$7.5
$6.0
$4.5
$3.0
$1.5
$0.0
$0.50
$0.40
$0.30
$0.20
$0.10
-
$0.36
$0.41
$0.34
$0.34
$0.26
$0.24
$0.23
$0.27
$4.8
$5.8
$5.5
$5.0
$3.8
$4.2
$4.7
$5.2
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
LOE
$/Mcfe

Cash G&A, Net



($MM)
($/Mcfe)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.75
$0.60
$0.45
$0.30
$0.15
-
$0.68
$0.39
$0.32
$0.30
$0.29
$0.31
$0.22
$0.19
$0.24
$8.3
$5.2
$4.6
$5.0
$4.2
$4.5
$3.9
$4.0
$4.6
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
Cash G&A
$/Mcfe

Adjusted EBITDA



($MM)
($/Mcfe)
$60
$48
$36
$24
$12
$0
$3.00
$2.40
$1.80
$1.20
$0.60
-
$2.05
$2.17
$2.57
$2.49
$2.15
$2.52
$2.71
$2.77
$27
$31
$42
$36
$31
$44
$57
$54
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
Adj EBITDA
$/Mcfe

Focused on lower costs and expanding Adj. EBITDA margin

Top-Tier Economics in Premier Location

World Class Gas Lifting Cost(1)


($/Mcfe)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
D&C/EUR ($/Mcfe)
Opex/Production ($/Mcfe)
Differentials ($/Mcf)
$1.18
($0.08)
$0.77
$0.49
$1.37
($0.06)
$0.85
$0.58
$1.93
$0.02
$1.36
$0.54
$2.58
$0.52
$1.67
$0.39
SilverBow
Eagle Ford Gas
Haynesville
Appalachia

Henry Hub Breakeven Cost(1)(2)


($/Mcfe)
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.75-$2.25
$2.44
$2.75
$2.77
SilverBow
Marcellus
Utica
Haynesville

2018 Natural Gas Pricing & Differentials


Rockies
$2.38
($0.71)
San Juan
$2.20
($0.89)
Panhandle
$2.47
($0.62)
Marcellus
$2.57
($0.52)
Transco
$3.07
($0.02)
Waha
$1.63
($1.46)
HSC
$3.15
$0.06
Henry Hub
$3.09
Legend
Price
Diff.

Sources of Demand Growth


Significant Existing
Midstream Infrastructure
Petrochemical Complex
+0.5 Bcf/d in 2019
LNG Exports
+4-5 Bcf/d in 2019 & 2020
Mexico Exports
+1-3 Bcf/d in 2019 & 2020

Gulf Coast markets yielding $0.60/Mcf to $1.50/Mcf higher net backs

Increasing demand from a range of demand centers will maintain favorable gas takeaway optionality

Source: Company disclosure, Wood Mackenzie, Platt's Inside GMR vs. Henry Hub information, EIA 2019 Annual Energy Outlook, J.P. Morgan

(1) SilverBow information as of 1Q19. Operating expenses include lease operating expenses, transportation and processing, and production taxes

(2) Weighted average breakeven cost

Eagle Ford Stands Out Amongst Gas Basins

Characteristic	SilverBow's Western Eagle Ford	Haynesville	Appalachia
Competitive Lifting Cost	✓	✓	✓
Low Breakeven Cost	✓	✓	✓
Low Basis Differential / T&P	✓		
Proximity to Key Downstream Markets	✓	✓	
Consolidation Potential	✓	✓	
Constructive Regulatory Environment	✓	✓	

"Some of the absolute lowest cost resource is actually outside the Northeast... the Eagle Ford competes on economics"[(1)]

(1) Source: Wood Mackenzie – August 2018

Quality Reservoir With Stacked Pay Potential

Lower Eagle Ford Isopach Map


DIMMIT
LA SALLE
LIVE OAK
A
A'
Edwards Shelf
Sligo Shelf
Feet
300
200
100
50

SBOW's acreage is among the thickest in Lower Eagle Ford which further supports stacked pay development

A – A' Cross Section and Targeting


Fasken
Oro Grande
Uno Mas
Current Target
Future Target
Upper EF
210' Thick
Lower EF
160' Thick
Buda
Lower EF
330' Thick
Buda
Upper EF
110' Thick
Lower EF
220' Thick
Buda

SilverBow Leads Pack in Top 50 Gas Wells…

SBOW
LISTED
NYSE

Top 50 Wells First 12 Mo Cum Gas Prod Production



(MMcf)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
SilverBow
Other
Benchmarks
Top 50 Average
Top 10% Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
4th Quartile Average

Top 50 Eagle Ford Gas Locations



Legend
SBOW
Recent Additions (Since 9/9/18)
Existing Wells

SilverBow has drilled 18 of top 50 Eagle Ford gas wells

Source: RSEG first 12 month cumulative gas production for Eagle Ford gas wells. Database includes approximately 6,033 EF gas wells
Performance benchmarks include SilverBow wells. Data as of 2/18/19

...as well as in the Southern Eagle Ford Gas Trend

SBOW LISTED NYSE

Southern Eagle Ford Gas: First 12 Mo Cum Gas Production



(MMcf)
3,000
2,500
2,000
1,500
1,000
500
0
Legend
SBOW Pre 2017
SBOW Post 2017
Others Operators
0
6
12
Time (months)

Southern Eagle Ford: Gas Well Locations



Legend
SBOW Pre 2017
SBOW Post 2017
Others Operators

SilverBow is successfully transferring expertise to the Southern Eagle Ford Gas trend

Southern Eagle Ford Gas Trend: Wells with TVD greater than 11,500' in La Salle, McMullen, and Live Oak County with first 3 month oil/gas ratio < 7 bbl / MMcf spud in 2011 or later
Source: RS Energy Group, company data

Portfolio Overview

SBOW
LISTED
NYSE

	Area (% Avg WI)	YE18 Net Acres	% Gas	1Q19 Production (MMcfe/d)	Gross Undrilled Locations[2]	# Prod Wells
Webb County Gas	Fasken Area (64% - 100%)	7,742	100%	87.0		
	Lower EF Gas Upper EF Gas				18 66	77 12
Southern Eagle Ford Gas	Oro Grande Area (100%)	27,085	100%	30.2		
	Lower EF Gas				123	12
	Uno Mas Area (100%)	17,652	95%	14.7		
	Lower EF Gas Upper EF Gas				75 62	3 0
McMullen Oil	AWP Area (98% - 100%)	35,630	43%	33.5		
	South LEF Gas North LEF Oil				139 45	22 78
La Salle Cond.	Artesia Area (88% - 100%)	12,052	46%	34.0		
	North LEF Cond. South LEF Cond.				10 42	23 23
	Other[1]		46%	0.5	86	113
	Total	**100,161**	**82%**	**215.1**	**666**	**363**



Uno Mas
AWP
Artesia
Oro Grande
Fasken
PIONEER
CARRIZO
La Salle
Dimmit
EP ENERGY
CHESAPEAKE
noble energy
SM ENERGY
XTO ENERGY
VITRUVIAN
SIERRA
bp
Live Oak
Duval
Webb
Laredo
Legend
SBOW Eagle Ford Lease
Black Oil
Volatile Oil
Condensate
Wet Gas
Gas
100,161 net Eagle Ford acres
363 producing wells
0 10 20 40 Miles

100,161 net Eagle Ford acres in core gas and condensate windows

(1) Other includes certain TX Osage Area wells and non-op wells that cumulatively represent <1% of production

(2) As of 3/31/19; gross locations are operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective

Strong Well Results Across Acreage Position

SBOW LISTED NYSE

1. **Hayes 2 Well Pad (AWP)**
7-day rate: 2,412 Boe/d
(88% Liquids)

2. **Knolle 3 Well Pad (AWP)**
7-day rate: 2,534 Boe/d
(60% Liquids)

3. **SMR 2 Well Pad (AWP)**
30-day rate: 1,850 Boe/d
(95% Liquids)

4. **Evans 3 Well Pad (Artesia)**
30-day rate: 3,350 Boe/d
(52% Liquids)

5. **Evans 2 Well Pad (Artesia)**
30-day rate: 2,550 Boe/d
(57% Liquids)

1. **Fasken 3 Well Pad(Fasken)**
30-day rate: 26 MMcfe/d
(100% Gas)

2. **NMC 2 Well Pad (Oro Grande)**
30-day rate: 27.4 MMcfe/d
(100% Gas)

3. **Bracken 2 Well Pad (AWP)**
30-day rate: 29.1 MMcfe/d
(63% Gas)

4. **GKT 2 Well Pad (Uno Mas)**
30-day rate: 25 MMcfe/d
(98% Gas)


Zavala
Frio
Atascosa
Dimmit
La Salle
McMullen
Webb
Duval
N
0
10
20
40
Miles

SilverBow is focused on creating value across the Eagle Ford

Webb County (Upper) Well Performance

Webb County Upper Eagle Ford Wells


Webb

Daily Gas Production (Normalized to 7,500')


Fasken 107H
Fasken 108H
Fasken 109H
Fasken 110H
Fasken 111H
Fasken 112H
Historical
Webb County TC (12 BCF)
6-Well Average
Daily Production (MMcf)
Time (days)
0
60
120
180
0
2
4
6
8
10
12
14
16

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	Well Spacing (ft)
1	Fasken 107H	5,518'	2,542	63	15'	660'
2	Fasken 108H	5,912'	2,016	31	24'	660'
3	Fasken 109H	5,572'	1,585	23	29'	660'
4	Fasken 110H	6,037'	2,503	60	18'	660'
5	Fasken 111H	7,905'	2,503	61	18'	660'
6	Fasken 112H	7,687'	2,500	60	18'	660'

Recent Webb County Upper Eagle Ford wells are outperforming type curve

Cumulative Gas Production (Normalized to 7,500')


Fasken 107H
Fasken 108H
Fasken 109H
Fasken 110H
Fasken 111H
Fasken 112H
Historical
Webb County TC (12 BCF)
6-Well Average
Cum Production (MMcf)
Time (days)
0
60
120
180
0
500
1,000
1,500
2,000

Note: Only includes wells turned online after 1/1/17

Southern Eagle Ford Gas Well Performance

Southern Eagle Ford Gas Wells


La Salle
McMullen
Live Oak
Uno Mas
Oro Grande
S-AWP
1
2
3
4
5
6
7

Daily Gas Production (Normalized to 7,500')


GKT COLLINS 1H
GKT MAP 2H
NMC EF 5H
NMC EF 6H
NMC EF 7H
Bracken 25H
Bracken 26H
Historical
SEF Gas TC (14 BCF)
7-Well Average
Daily Production (MMcfe)
20
15
10
5
0
0
60
120
180
Time (days)

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	Well Spacing (ft)
1	GKT Collins 1H	7,536'	3,396	64	17'	Parent
2	GKT Map 2H	7,132'	4,495	62	17'	Parent
3	NMC EF 5H	7,560'	3,978	92	18'	750'
4	NMC EF 6H	7,530'	4,027	90	17'	750'
5	NMC EF 7H	7,219'	4,097	90	17'	Parent
6	Bracken 25H	6,681'	2,387	56	18'	800'
7	Bracken 26H	9,221'	2,745	56	20'	800'

Strong performance from recent Southern Eagle Ford Gas wells delineate reservoir

Cumulative Gas Production (Normalized to 7,500')


GKT COLLINS 1H
GKT MAP 2H
NMC EF 5H
NMC EF 6H
NMC EF 7H
Bracken 25H
Bracken 26H
SEF Gas TC (14 BCF)
Historical
7-Well Average
Cum Production (MMcfe)
2500
2000
1500
1000
500
0
0
60
120
180
Time (days)

Note: Only includes wells turned online after 1/1/17

SBOW LISTED NYSE

La Salle Condensate

La Salle Eagle Ford Condensate Wells


La Salle

Daily Production (Normalized to 7,500')


Evans TX 1H
Evans EF 2H
Evans EF 12H
Evans EF 14H
Evans EF 16H
Knolle EF 1H
Knolle EF 2H
Knolle 3H
Historical
La Salle TC (1,290 MBOE)
8-Well Average
Daily Production (MBoe)
2.0
1.5
1.0
0.5
0.0
0
60
120
180
Time (days)

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	Well Spacing (ft)
1	Evans TX 1H	7,110'	2,468	64	17'	Parent
2	Evans EF 2H	6,659'	2,447	64	18'	Parent
3	Evans EF 12H	6,972'	2,534	67	18'	500'
4	Evans EF 14H	7,086'	2,375	63	18'	500'
5	Evans EF 16H	6,887'	2,468	62	18'	500'
6	Knolle EF 1H	7,580'	2,502	47	18'	500'
7	Knolle EF 2H	7,488'	2,173	46	18'	500'
8	Knolle EF 3H	7,650'	2,542	45	18'	500'

High intensity fracs drive outperformance in La Salle Condensate area

Cumulative Production (Normalized to 7,500')


Evans TX 1H
Evans EF 2H
Evans EF 12H
Evans EF 14H
Evans EF 16H
Knolle EF 1H
Knolle EF 2H
Knolle 3H
Historical
La Salle TC (1,290 MBOE)
8-Well Average
Cum Production (MBoe)
250
200
150
100
50
0
0
60
120
180
Time (days)

Note: Only includes wells turned online after 1/1/17

SBOW LISTED NYSE

McMullen Oil Well Performance

McMullen Eagle Ford Oil Wells


McMullen
1
2
3
4
5

Daily Production (Normalized to 7,500')


PCQ EF 19H
SMR EF 21H
SMR EF 20H
HAYES EF 7H
HAYES EF 8H
McMullen Oil TC (500 Mboe)
5-Well Average
Historical
Daily Production (MBoe)
2.5
2.0
1.5
1.0
0.5
0.0
0
60
120
180
Time (days)

Well Statistics

	Well Name	CLAT (ft)	Prop (lbs/ft)	Fluid (bbl/ft)	Cluster Spacing (ft)	Well Spacing (ft)
1	SMR EF 20H	6,199'	3,063	51	17'	500'
2	SMR EF 21H	6,361'	2,980	50	18'	500'
3	PCQ EF 19H	3,150'	3,000	56	15'	400'
4	Hayes EF 7H	11,304'	2,414	40	19'	500'
5	Hayes EF 8H	11,460'	2,388	56	19'	500'

New life in McMullen Oil area from optimized targeting and completions

Cumulative Production (Normalized to 7,500')


PCQ EF 19H
SMR EF 21H
SMR EF 20H
HAYES EF 7H
HAYES EF 8H
McMullen Oil TC (500 Mboe)
5-Well Average
Historical
Daily Production (MBoe)
150.0
100.0
50.0
0.0
0
60
120
180
Time (days)

Note: SMR EF 20H & 21H flowed back using conservative choke management

Strong Returns in Current Price Environment

SBOW LISTED NYSE

IRR's Across SilverBow's Portfolio $3.00 gas / $55.00 oil(1)



81%
63%
41%
36%
La Salle Condensate
McMullen Oil
Webb County Gas
Southern EF Gas (2)

	La Salle Condensate	McMullen Oil	Webb County Gas	Southern EF Gas (2)
Producing Wells(3)	46	78	89	37
Drilling Locations(3)(4)	52	45	84	337
Type Curve EUR	1,290 MBoe	500 MBoe	12 Bcfe	14 Bcfe
% Gas	41%	9%	100%	100%
Type Curve EUR / 1,000 ft	172 MBoe	67 MBoe	1.6 Bcfe	1.9 Bcfe
Lateral Length	7,500	7,500	7,500	7,500
Well Cost ($MM)(5)	$6.0	$6.0	$6.0	$8.4
NPV-10 ($MM)	$8.7	$4.7	$2.9	$5.2
IRR (%)	81%	63%	41%	36%
Payback (Years)	1.4	1.5	2.4	2.7

Core Eagle Ford acreage with compelling returns

(1) Assumes current drill and complete, transportation and processing, and royalty cost structure. Returns reflect midpoint of given ranges
(2) Excludes Upper Eagle Ford gas locations in Uno Mas area
(3) As of 3/31/19
(4) Current type curve areas and associated inventory. These do not include future upside associated with Austin Chalk development or stacked development potential
(5) Cost includes: location, road, area-specific D&C, flowback, tubing installation, and facilities hook-up

2019 Capital Budget

SBOW
LISTED
NYSE

2019 Capital Budget



Webb County Gas
Southern EF Gas
McMullen Oil
La Salle Condensate
Facilities, Optimization & Other
Land
Fasken LEF
Fasken UEF
Oro Grande
AWP South
AWP North
Artesia
85% D&C*

2019 capital program of $250-$260 million aimed at growing oil/liquids production

Note: Budget subject to adjustments based on changes in commodities and costs
Other capital includes ~$5.5 million in capitalized G&A
*D&C percentage includes DUCs

Activity by Area

	Net Wells Drilled	
	2018	**2019E**
Webb County Gas	14	1
Southern EF Gas	9	5
McMullen Oil	5	5
La Salle Condensate	5	15-16
Total	**33**	**26-27**

2019 Capital Budget Breakdown

Drill & Complete	$177 - $180
DUCs	$38 - $40
Leasing / Land	$10 - $13
Facilities / Optimization / Other	$25 - $27
Total 2019 Capex	**$250 - $260**

Drill & Complete Breakdown

- Moved to a one-rig program in second quarter primarily focusing on liquids drilling
- Continue adding low cost inventory additions at attractive full cycle economic returns

2019 Guidance

	ACTUAL					GUIDANCE	
	2Q18	3Q18	4Q18	FY18	1Q19	2Q19	FY19
Production Volumes:							
Oil (Bbls/d)	1,549	1,685	2,340	1,886	2,850	3,900 - 4,050	3,500 - 3,800
Gas (MMcf/d)	137	160	191	155	177	174 - 180	176 - 187
NGL (Bbls/d)	2,319	3,630	3,586	3,076	3,542	4,370 - 4,500	4,600 - 4,900
Total Reported Production (MMcfe/d)	**160**	**192**	**227**	**185**	**215**	224 - 231	225 - 239
% Liquids	*15%*	*17%*	*16%*	*16%*	*18%*	*22%*	*22%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	$0.65	$2.18	$2.38	$1.16	$2.04	$1.50 - $2.50	NA
Natural Gas NYMEX Differential ($/Mcf)	$0.13	$0.06	$0.20	$0.15	$0.08	$0.02 - $0.08	NA
Natural Gas Liquids (% of WTI)	37%	44%	39%	39%	35%	28% - 30%	NA
Costs and Expenses							
Lease Operating Expenses ($/Mcfe)	$0.26	$0.24	$0.23	$0.26	$0.27	$0.27 - $0.30	$0.30 - $0.33
Transportation and Processing ($/Mcfe)	$0.37	$0.35	$0.35	$0.35	$0.33	$0.32 - $0.34	$0.32 - $0.34
Production Taxes (% of Revenue)	5.2%	3.8%	3.7%	4.4%	4.6%	5.0% - 6.0%	5.5% - 6.5%
Cash G&A ($MM)	$4.5	$3.9	$4.0	$16.6	$4.6	$4.8 - $5.3	$19.0 - $20.0
DD&A Expense ($/Mcfe)	$0.90	$1.06	$1.10	$1.01	$1.13	$1.12 - $1.16	$1.12 - $1.25
Cash Interest Expense ($MM)	$6.0	$6.9	$7.2	$25.7	$8.4	$8.0 - $9.0	NA

Note: Table represents as-reported figures



Financial Summary

Top Quartile Operating Expenses

Total Operating Expenses – 4Q18


(Pre-G&A, $/Mcfe)
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
Peer Group Avg. (excl. SBOW): $1.08
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
SBOW

Note: Total operating expenses include lease operating expenses, transportation and processing, and production taxes
Source: Company filings and press releases
Peers (in alphabetical order) include: Antero Resources Cabot Oil & Gas, Comstock Resources, EQT, Gulfport Energy, Montage Resources, Range Resources, Southwestern Energy, Ultra Petroleum

Financial Discipline is Integral to Strategy

SBOW LISTED NYSE

- **Preserve financial flexibility**
  - Strong liquidity position: ~$180 million[(1)]
  - Active hedge program to protect cash flows
  - No near-term maturities
- **Relentless focus on driving down costs**
  - Monetized non-core assets to further streamline operations
- **Disciplined capital allocation**
  - Focused on full-cycle returns
  - Returns-focused production growth
  - Modeling various commodity price decks
- **Conservative target leverage**
  - Total Debt / LTM Adj. EBITDA[(3)]: 2.3x

NYSE Symbol	SBOW
Share Price (5/1/19)	$17.73
Shares Outstanding	11.743
Equity Market Capitalization	$208.2
Plus: Revolving Credit Facility[(2)]	$231.0
Plus: Second Lien[(2)]	200.0
Less: Cash[(2)]	0.9
Enterprise Value	$638.3

Note: All values in millions, except per share value amounts



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Undrawn
$231
Credit Facility
$200
2nd Lien
2019
2020
2021
2022
2023
2024
2025

Fully funded capital program using cash flows from operations and borrowings under revolving credit facility

(1) Cash plus RBL availability as of 3/31/19
(2) As of 3/31/19
(3) Last twelve months as of 3/31/19

Hedging Summary[1]

- SilverBow actively hedges expected production to protect project returns and support planned capital expenditures
  - Bias towards swaps and collars
- Hedge volumes for balance of 2019 cover ~68% of 2019 production guidance midpoint
- NGL hedge volumes are 1,964 Bbls/d 2Q-4Q19
- Layering in 2019-2021 natural gas basis hedges and 2019 oil basis hedges

	2019	2020	2021
Wtd Avg NYMEX Gas Price	$2.83	$2.80	$2.50
Wtd Avg NYMEX Oil Price	$57.80	$56.04	$55.23
Wtd Avg Mount Belvieu NGL Price	$27.93	N/A	N/A

Natural Gas Hedging[2]


(Mcf/d)
($/Mcf)
150,000
125,000
100,000
75,000
50,000
25,000
0
$3.00
$2.90
$2.80
$2.70
$2.60
$2.50
$2.40
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2019
2020
2021
Hedge Volume
Hedge Price

Oil Hedging


(Bbls/d)
($/Bbl)
2,400
2,000
1,600
1,200
800
400
0
$70
$65
$60
$55
$50
$45
$40
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2019
2020
2021
Hedge Volume
Hedge Price

(1) Hedge information as of 3/31/19. The above analysis assumes 1 Mcf equals 1 MMBtu
(2) Includes 2Q19 collars consisting of 3,297 Mcf/d with $2.90/Mcf Floor and $3.15/Mcf Ceiling and 1Q21 collars consisting of 48,387 Mcf/d with $2.50/Mcf Floor and $3.52/Mcf Ceiling


SilverBow
RESOURCES®

Conclusion

Attractive Valuation vs. Natural Gas Peers

SBOW LISTED NYSE

EV/2019E EBITDA[(1)]


9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
SBOW

LTM EBITDA Margin[(2)]


80%
70%
60%
50%
40%
30%
20%
10%
0%
Peer A
SBOW
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I

Source: FactSet
Peers (in alphabetical order) include: Antero Resources, Cabot Oil & Gas, Comstock Resources, EQT, Gulfport Energy, Montage Resources, Range Resources, Southwestern Energy, Ultra Petroleum
(1) EV/2019E EBITDA = Enterprise Value / consensus estimates of 2019 EBITDA. Includes the effect of hedging. Pricing as of 3/29/19
(2) 4Q18 as reported. Includes the effect of hedging

Note: SilverBow and peer data is based on the arithmetic average of all consensus estimates publicly at the time of publication of the consensus figures on FactSet. Any opinions, forecasts, estimates, projections or predictions regarding SilverBow's and its peers' performance made in such public data or by the analysts are theirs alone and do not in any way represent the opinions, forecasts, estimates, projections or predictions of SilverBow or its management. In providing these figures, SilverBow does not imply its endorsement of, or concurrence with, such information. The figures are provided for information purposes only and should not be relied upon in making an investment decision

Investment Highlights: Why SilverBow?

SBOW LISTED NYSE

Pure Play Eagle Ford Operator	▪ 100,161 net acres in core gas and condensate windows of Eagle Ford Shale ▪ Acute focus on production and EBITDA growth while prudently delineating position ▪ Access to premium markets yield favorable differentials and takeaway capacity
Premier Assets & Substantial Growth Potential	▪ Deep inventory of high quality locations providing over 17 years of development ▪ Quality reservoir allowing for stacked pay and further upside potential ▪ Ability to generate competitive well-level IRRs across acreage position
Attractive Operating Margins & Returns	▪ Industry leading all-in cost structure and full cycle margins ▪ Breakeven economics significantly below current commodity price levels ▪ Substantial capital cost optimization initiatives identified and underway
Strong Balance Sheet & Financial Flexibility	▪ Conservative leverage profile with no debt maturities until late 2022 ▪ $410 million borrowing base providing ample liquidity ▪ Active commodity hedging program supports multi-year development plan
Experienced Management Team	▪ Veteran management team with extensive experience in Eagle Ford shale ▪ Management compensation aligned with long-term shareholder returns ▪ Proven track record of operational excellence and efficient development

SilverBow presents a compelling valuation with exceptional assets and substantial long-term growth prospects


SilverBow
RESOURCES®

Type Curves

La Salle Condensate

SBOW LISTED NYSE

Single Well Economics(1)

Summary	2019
Spuds Per Year (Gross)	22
Development D&C ($MM)(2)	$6.0
NPV 10 ($MM)	$8.7
IRR (%)	81%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (MBoe)(3)	1,290
% Gas	41%
% Oil	26%
% NGL	33%
Gas Shrinkage	76%
NGL Yield (Bbl/MMcf)	101
Water Yield (Bbl/MMcf)	13
EUR / 1,000' (MBoe)	172
Type Curve	
30 Day IP (Boe/d)	1,170
30 Day IP / 1000' (Boe/d 1000')	156
Initial Decline	54%
B-Factor	1.1
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$4,849
Variable LOE ($/Mcf)	$0.130
Water Disposal ($/Bbl)	$2.00
Trans. & Proc. ($/Mcf)(4)	$0.322

Type Curve(1)


Rate vs. Time
LaSalle Gas
LaSalle Oil
Gas Rate (Mcf/d)
Oil Rate (Bbls/d)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
900
800
700
600
500
400
300
200
100
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $3.00 gas, 35% NGL

(2) 2019 cost includes location construction, 4 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift

(3) 3 Stream EUR

(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.35/Mcf

McMullen Oil

SBOW LISTED NYSE

Single Well Economics(1)

Summary	2019
Spuds Per Year (Gross)	2
Development D&C ($MM)(2)	$6.0
NPV 10 ($MM)	$4.7
IRR (%)	63%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (MBoe)(3)	500
% Gas	9%
% Oil	81%
% NGL	9%
Gas Shrinkage	53%
NGL Yield (Bbl/MMcf)	79
Water Yield (Bbl/Bbl)	0.3
EUR / 1,000' (MBoe)	67
Type Curve	
30 Day IP (Boe/d)	866
30 Day IP / 1000' (Boe/d 1000')	116
Initial Decline	73%
B-Factor	0.9
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$4,469
Variable LOE ($/Bbl)	$1.580
Water Disposal ($/Bbl)	$2.20
Trans. & Proc. ($/Mcf)(4)	$0.246

Type Curve(1)



Rate vs. Time
McMullen Gas
McMullen Oil
Gas Rate (Mcf/d)
Oil Rate (Bbls/d)
4,000
3,600
3,200
2,800
2,400
2,000
1,600
1,200
800
400
0
1000
900
800
700
600
500
400
300
200
100
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $3.00 gas, 35% NGL

(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift

(3) 3 Stream EUR

(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.34/Mcf

Webb County Eagle Ford Gas

SBOW LISTED NYSE

Single Well Economics[1]

Summary	2019
Spuds Per Year (Gross)	1
Development D&C ($MM)[2]	$6.0
NPV 10 ($MM)	$2.9
IRR (%)	41%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	2,500
Wellhead EUR (Bcfe)[3]	12
% Gas	100%
% Oil	-
% NGL	-
Gas Shrinkage	98%
NGL Yield (Bbl/MMcf)	-
Water Yield (Bbl/MMcf)	10
EUR / 1,000' (Bcfe)	1.6
Type Curve	
30 Day IP (Mcfe/d)	10,251
30 Day IP / 1000' (Mcfe/d 1000')	1.4
Initial Decline	62%
B-Factor	1.2
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$4,351
Variable LOE ($/Mcf)	$0.004
Water Disposal ($/Bbl)	$3.10
Trans. & Proc. ($/Mcf)[4]	$0.399

Type Curve[1]



Rate vs. Time
Webb County Gas
Gas Rate (Mcf/d)
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $3.00 gas, 35% NGL

(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 2,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift

(3) 3 Stream EUR

(4) 2019 to 2023 escalating ~2% and exit 2023 at $0.43/Mcf

Southern Eagle Ford Gas

SBOW
LISTED
NYSE

Single Well Economics(1)

Summary	2019
Spuds Per Year (Gross)	5
Development D&C ($MM)(2)	$8.4
NPV 10 ($MM)	$5.2
IRR (%)	36%
Type Well Assumptions	
Completed Lateral Length (ft)	7,500
Proppant (lbs/ft)	3,500
Wellhead EUR (Bcfe)(3)	14
% Gas	100%
% Oil	-
% NGL	-
Gas Shrinkage	99%
NGL Yield (Bbl/MMcf)	-
Water Yield (Bbl/MMcf)	25
EUR / 1,000' (Bcfe)	1.9
Type Curve	
30 Day IP (Mcfe/d)	12,325
30 Day IP / 1000' (Mcfe/d 1000')	1.6
Initial Decline	58%
B-Factor	1.0
Terminal Decline	5%
Avg. Operating Cost	
Fixed LOE ($/Well/month)	$3,659
Variable LOE ($/Mcf)	$0.002
Water Disposal ($/Bbl)	$2.00
Trans. & Proc. ($/Mcf)	$0.249

Type Curve(1)



Rate vs. Time
Southern EF Gas
Gas Rate (Mcf/d)
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

(1) Type curves are derived from the actual production of historical, comparably drilled and completed wells (comparables include geology, reservoir, target placement, lateral placement, frac placement, size and success). Type curves are representative of the expected production from location count wells and do not represent a high or low rate/EUR for a given area. Type curves are representative of qualified proved undeveloped, probable, or possible reserve categories. 2019 Pricing: $55 oil, $3.00 gas, 35% NGL

(2) 2019 cost includes location construction, 2 wells/drill pad, 7,500' completed lateral length, 3,500 lb/ft proppant, 14 days of flowback, tubing installation, facilities hook-up, and artificial lift.

(3) 3 Stream EUR



Appendix

Capital Structure

- **Revolving Credit Facility (due 2022)**
  - $410 million borrowing base
  - $231 million outstanding
  - LIBOR + 2.00%-3.00%
  - 12 banks led by J.P. Morgan
  - Total Debt / LTM Adj. EBITDA < 4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - NC2, 102, 101, Par
  - Total Debt / LTM Adj. EBITDA < 4.5x
- **Common Equity**
  - Stock symbol is "SBOW" and is listed on the NYSE
  - 11.743 million shares outstanding as of 5/1/19

Adjusted EBITDA Reconciliation

SBOW
LISTED
NYSE

($ thousands)	2018				2019
	2Q	3Q	4Q	FY	1Q
Net Income	**$2,320**	**$7,080**	**$56,749**	**$74,615**	**$16,053**
Adjustments to EBITDA					
DD&A	13,095	18,766	23,042	68,035	21,805
Accretion of ARO	84	87	89	419	83
Interest, net	6,585	7,212	7,979	27,666	8,759
Derivative (gain) / loss	10,752	13,600	(20,930)	9,777	4,022
Derivative cash settlements	(3,211)	(4,060)	(12,524)	(19,060)	1,047
Income tax expense / (benefit)	328	220	379	928	232
Non-cash Equity Compensation	1,316	1,565	1,739	5,980	1,692
Adjusted EBITDA	**$31,269**	**$44,470**	**$56,523**	**$168,360**	**$53,693**

Reconciliation of PV-10 to Standardized Measure

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2018 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2018 average adjusted prices after differentials were $3.04 per Mcf of natural gas, $66.96 per barrel of oil, and $26.63 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely-used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2018)	**2018**
Standardized Measure of Discounted Future Net Cash Flows	$994
Future income taxes (discounted at 10%)	134
SEC PV-10 Value	**$1,128**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

Corporate Information

SBOW
LISTED
NYSE

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (800) 777-2412
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Senior Manager – Finance & Investor Relations
(281) 423-0314
IR@sbow.com